Exhibit 10.b.1.(xxii)

                 A&B EXECUTIVE SURVIVOR/RETIREMENT BENEFIT PLAN


                                 AMENDMENT NO. 1



     The A&B Executive Survivor/Retirement Benefit Plan, as amended and restated effective July 1, 1991, is hereby amended, effective February 1, 1995, as follows:

     1.   Section 2.04 is hereby revised in its entirety to read as follows:

          "2.04. 'Approved Early Retirement Date' means a date which meets each of the following requirements:

               (a)  The Participant has attained age 55,

               (b)  The Participant has at least five Years of Service,

               (c) The date has been approved by the Chief Executive Officer of A&B."

     2. Section 2.06 is hereby revised by replacing the reference to "Section 4.04" with "Section 4.10."

     3. Sections 2.08 and 2.09 are hereby renumbered as Sections 2.09 and 2.10, respectively.

     4.   A new Section 2.08 is hereby added, as follows:

          "2.08 'Change in Control' of Alexander & Baldwin, Inc. shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not Alexander & Baldwin, Inc. in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (defined, for purposes of this Section 2.08, as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (defined, for purposes of this Section 2.08, as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Alexander & Baldwin, Inc. representing 35% or more of the combined voting power of its then outstanding securities; or (ii) during any period of twenty-four (24) consecutive months, at least a majority of the Board of Directors ceases to consist of individuals who have served continuously on such Board since the beginning of such period or whose election, or nomination for election by shareholders, was approved by a vote of at least two-thirds of the directors then still in office who have served continuously on such Board since the beginning of the period. A 'Change in Control' of a subsidiary of Alexander & Baldwin, Inc. shall be deemed to have occurred if any 'person' is or becomes the 'beneficial owner,' directly or indirectly, of securities of such subsidiary representing 35% or more of the combined voting power of its then outstanding securities. If a Change in Control shall take place with respect to any company, a Change in Control shall be deemed to have taken place with respect to any subsidiary of such company."

     5.   A new Section 2.12 is hereby added, as follows:

          "2.12 'Early Retirement Factor' means the reduction factors used to calculate early retirement benefits under the A&B Retirement Plan for participants of such plan who retire from active service at or after attaining age 55."

     6. The existing Section 2.10 is hereby renumbered as Section 2.13, and revised in its entirety to read as follows:

          "2.13 'Final Base Compensation' means a Participant's Base Compensation in effect at the time of the Participant's retirement, termination of employment, termination of participation, death or disability, whichever is applicable, computed as an annual amount by multiplying the then applicable monthly Base Compensation in effect by 12."

     7. Section 2.11 is hereby renumbered as Section 2.17, and revised in its entirety to read as follows:

          "2.17 'Normal Retirement Date' means the first day of the month coincident with or next following the date the Participant attains age 65."

     8.   A new Section 2.11 is hereby added, as follows:

          "2.11 'Disabled Participant.' 'Disabled' means a Participant who is unable to perform substantially all of the material and substantial duties of her or his regular position because of accidental bodily injury sustained or disease originating after the date of such person's designation as a Participant under this Plan. Notwithstanding the foregoing:

               (i) if a Participant has been Disabled for a continuous period of 24 months, the Participant will cease to be considered Disabled unless he or she is unable to perform any occupation for which the Participant is or becomes reasonably qualified by education, training or experience because of such bodily injury or sickness; and

               (ii) a Participant is not Disabled at any time that the Participant is working for pay or profit at any occupation."

     9. Sections 2.12 and 2.13 are hereby renumbered as Sections 2.19 and 2.21, respectively.

     10.  Section 2.14 is hereby replaced with the following:

          "2.14 'Immediate Change in Control Benefit' means the benefit described in subsection 4.08(a)."

     11. Section 2.15 is hereby renumbered as Section 2.23, and revised by replacing the reference to "Section 4.01" with "Section 4.02."

     12.  A new Section 2.15 is hereby added, as follows:

          "2.15 'Involuntary Termination Benefit' means the benefit described in Section 4.05."

     13.  Section 2.16 is hereby replaced with the following:

          "2.16 'Normal Retirement Benefit' means ten annual amounts, each equal to the percentage (which shall be not less than 5% nor greater than 35%) of the Participant's Final Base Compensation as specified in such Participant's individual Participating Agreement, payable in monthly installments."

     14.  A new Section 2.18 is hereby added, as follows:

          "2.18 'Normal Survivor Benefit' means ten annual amounts, each equal to 50% of the Participant's Final Base Compensation, payable in monthly installments."

     15.  A new Section 2.20 is hereby added, as follows:

          "2.20 'Participation Termination Benefit' means the benefit described in Section 4.06."


     16.  A new Section 2.22 is hereby added, as follows:

          "2.22  'Plan Termination Benefit' means the benefit described in
     Section 4.07."

     17.  A new Section 2.24 is hereby added, as follows:

          "2.24 'Prorated Retirement Benefit' means Normal Retirement Benefit multiplied by the Proration Factor."

     18.  A new Section 2.25 is hereby added, as follows:

          "2.25 'Prorated Survivor Benefit' means Normal Survivor Benefit multiplied by the Proration Factor."

     19.  A new Section 2.26 is hereby added, as follows:

          "2.26  'Proration Factor' means:

               (a) In the case of a Participant who is a Participant in the A&B 1985 Supplemental Executive Retirement Plan, or who was a former Participant in such plan, the ratio of (i) 300 minus the number of completed months between the date of calculation and the Participant's Normal Retirement Date, to (ii) 300.

               (b)  In the case of all other Participants, the ratio of
     (i) the Participant's Years of Service as of the calculation date, to
     (ii) the Years of Service the Participant would have earned at his or her Normal Retirement Date had he or she remained in employment status until such date."

     20.  A new Section 2.27 is hereby added, as follows:

          "2.27 'Vested Change in Control Benefit' means the benefit described in Section 4.08(b)."

     21. Section 4.01 is hereby renumbered as Section 4.02, as revised in its entirety to read as follows:

          "4.02. Pre-Retirement Survivor Benefit. The Beneficiary of a Participant who dies before termination of employment shall be entitled to receive a Pre-Retirement Survivor Benefit consisting of the Normal Survivor Benefit commencing as soon as practicable after the Participant's death."

     22.  A new Section 4.01 is hereby added, as follows:

          "4.01. Plan Benefits. A Participant shall be entitled to whichever of the benefits provided by Sections 4.02 to 4.09 provides the greatest benefit. Under no circumstance shall a Participant be entitled to benefits provided by more than one such Section."

     23.  Sections 4.02 and 4.03 are hereby deleted in their entirety.

     24.  A new Section 4.03 is hereby added, as follows:

     "4.03  Normal Retirement Benefit.

          (a) Eligibility. A Participant who meets the following requirements shall be entitled to the Normal Retirement Benefit described in subsection (b) below:

               (1) The Participant has completed three years of participation in the Plan; and

               (2) The Participant retires from employment on or after his or her Normal Retirement Date.

          (b) Benefit. A Participant's Normal Retirement Benefit shall be the benefit in paragraph (1) below unless within 90 days prior to retirement, the Participant has applied in writing to receive the benefit in paragraph (2) below in lieu of the benefit in paragraph (1) and the Committee has approved such request. In the latter case, a Participant's Normal Retirement Benefit shall be the benefit in paragraph (2) below.

               (1) The Participant's Normal Survivor Benefit commencing as soon as practicable after the Participant's death.

               (2) The Participant's Normal Retirement Benefit commencing on the first day of the month following his or her retirement."

     25.  Sections 4.04, 4.05 and 4.06 are hereby renumbered as Sections 4.10,
4.11 and 4.12.

     26. Section 4.05 is hereby renumbered as Section 4.11, and subsection (d) thereof is revised in its entirety to read as follows:

          (d) "Disability. A Disabled Participant shall continue to be eligible for retirement benefits under the Plan, regardless of the nonperformance of services for A&B. Failure to return to employee status at the termination of the Participant's disabled status shall be deemed a voluntary termination of employment if the Participant is offered employment in a position substantially equivalent to the position held by the Participant at the time his or her disabled status began. Otherwise, such failure to return to employee status shall be deemed an involuntary termination of employment."

     27.  A new Section 4.04 is hereby added, as follows:

          "4.04  Approved Early Retirement Benefit.

               (a) Eligibility. A Participant who meets the following requirements shall be entitled to the Approved Early Retirement Benefit described in subsection (b) below:

                    (1) The Participant has completed three years of participation in the Plan, and

                    (2) The Participant retires from employment on or after his or her Approved Early Retirement Date and before his or her Normal Retirement Date.

               (b) Benefit. A Participant's Approved Early Retirement Benefit shall be the benefit in paragraph (1) below unless within 90 days prior to retirement, the Participant has applied in writing to receive the benefit in paragraph (2) below in lieu of the benefit in paragraph (1) below and the Committee has approved such request. In the latter case, a Participant's Approved Early Retirement Benefit shall be the benefit in paragraph (2) below.

                    (1) The Participant's Normal Survivor Benefit commencing as soon as practicable after the Participant's death.

                    (2) The Participant's Normal Retirement Benefit multiplied by the Early Retirement Factor applicable at the Participant's age as of his or her Approved Early Retirement Date and commencing on the first day of the month following his or her retire ment."

     28.  A new Section 4.05 is hereby added, as follows:

          "4.05  Involuntary Termination Benefit.

               (a) Eligibility. A Participant who meets the requirements in paragraph (1) and paragraph (2) shall be entitled to the Involuntary Termination Benefit described in subsection (b) below:

                    (1) The Participant has completed three years of participation in the Plan, and

                    (2) The Participant's employment is terminated involuntarily.

               (b) Benefit. A Participant's Involuntary Termination Benefit shall be a lump sum payment which is the greater of the Actu arial Equivalent of the benefits defined in paragraph (1) below or the Actuarial Equivalent of the benefits defined in paragraph (2) below. The Involuntary Termination Benefit shall be paid as soon as practicable after the date of the Participant's involuntary termination.

                    (1) The Participant's Prorated Survivor Benefit determined as of the involuntary termination date and commencing as soon as practicable after the Participant's death.

                    (2) The Participant's Prorated Retirement Benefit commencing on the Participant's Normal Retirement Date."

     29.  A new Section 4.06 is hereby added, as follows:

          "4.06  Participation Termination Benefit.

               (a) Eligibility. A Participant who meets the following requirements shall be entitled to the Participation Termination Benefit described in subsection (b) below:

                    (1) The Participant has completed three years of participation in the Plan, and

                    (2) The Participant's participation in the Plan is terminated prior to the Participant's termination of employment or retirement as a result of the determination by the Chief Executive Officer that the Participant is no longer eligible to participate in the Plan.

               (b) Benefit. A Participant's Participation Termination Benefit shall be the benefit in paragraph (1) below during the continuation of the Participant's employment. Upon the Participant's subsequent termination (voluntary or involuntary) of employment or retirement, it shall be the benefit in paragraph (1) below unless the Participant has applied in writing to receive the benefit in paragraph (2) below in lieu of the benefit in paragraph (1) below and the Committee has approved such request. In the latter case, a Participant's Participation Termination Benefit shall be the benefit in paragraph (2) below. In the event of the Participant's death following such termination or retirement and prior to the approval of the Participant's written request for the benefit in paragraph (2) below, the benefit in paragraph (1) below shall be deemed in effect.

                    (1) The Participant's Prorated Survivor Benefit determined as of the participation termination date and commencing as soon as practicable after the Participant's death.

                    (2) The Participant's Prorated Retirement Benefit commencing on the Participant's Normal Retirement Date or Approved Early Retirement Date, provided that if the benefit commences on an Approved Early Retirement Date it shall be reduced by the Early Retirement Factor applicable to the Participant's age as of his or her Approved Early Retirement Date."

     30.  A new Section 4.07 is hereby added, as follows:

          "4.07  Plan Termination Benefit.

               (a) Eligibility. A Participant of the Plan as of the date the Plan is terminated by the Committee shall be entitled to the Plan Termination Benefit described in subsection (b) below.

               (b) Benefit. A Participant's Plan Termination Benefit shall be the benefit in paragraph (1) below during the continuation of employment. Upon the Participant's termination of employment or retirement, it shall be the benefit in paragraph (1) below unless within 90 days prior to voluntary termination or retirement, or within 90 days following ratification of involuntary employment, the Par ticipant has applied in writing to receive the benefit in paragraph (2) below in lieu of the benefit in paragraph (1) below and the Committee has approved such request. In the latter case, a Participant's Plan Termination Benefit shall be the benefit in paragraph (2) below.

                    (1) The Participant's Prorated Survivor Benefit commencing as soon as practicable after the Participant's death.

                    (2) The Participant's Prorated Retirement Benefit commencing on the first day of the first month that would have qualified as the Participant's Approved Early Retirement Date if he or she had remained employed as a Participant until such date and then received approval from the CEO for such early retirement reduced by the Early Retirement Factor Applicable to the Participant's age as of such Approved Early Retirement Date."

     31.  A new Section 4.08 is hereby added, as follows:

          "4.08  Change in Control Benefits.

               (a) Change in Control of Alexander & Baldwin, Inc. Upon the occurrence of a Change in Control, as defined in Section 2.08, with respect to Alexander & Baldwin, Inc., the provisions of para graph (1) below shall apply unless the terms of such Change in Control provide, as a prerequisite to the consummation of the Change in Con trol, that the employer responsibilities under this Plan are to be assumed by the successor organization. In such later case, the provisions of paragraph (2) below shall apply.

                    (1) The Plan shall immediately and automatically terminate and each Participant shall become entitled to an Immediate Change in Control Benefit. The Immediate Change in Control Benefit shall be a lump sum payment which is the greater of the Actuarial Equivalent of the benefits defined in paragraph (b)(1) below or the Actuarial Equivalent of the benefits defined in (b)(2). The Immediate Change in Control Benefit shall be immediately due and shall be paid within thirty days of such Plan termination.

                    (2)  Each Participant, as defined in this paragraph
     (2), shall become entitled to a Vested Change in Control Benefit.
     Upon future termination of employment or retirement, the Participant shall be entitled to the greater of his or her Vested Change in Control Benefit or the benefits otherwise provided by any other benefit section of this Plan. During the Participant's continuation of employment, a Participant's Vested Change in Control Benefit shall be the benefit in paragraph (b)(1) below. Upon the Participant's termination (voluntary or involuntary) of employment or retirement, however, the Participant's Vested Change in Control Benefit shall be a lump sum payment which is the greater of the Actuarial Equivalent of benefits defined in paragraph (b)(1) below, the Actuarial Equivalent of the benefits defined in paragraph (b)(2) below, and the Actuarial Equivalent of the benefits defined in paragraph (b)(3) below.

               (b)  Benefits.

                    (1) The Participant's Normal Survivor Benefit determined as of the date of the Change in Control commencing as soon as practicable after the Participant's death.

                    (2) The Participant's Normal Retirement Benefit determined as of the date of the Change in Control:

                        (i) commencing on the first day of the first month that would have qualified as the Participant's Approved Early Retirement Date if he or she had remained employed as a Participant until such date and then received approval from the CEO for such early retirement, and

                       (ii) reduced by the Early Retirement Factor Applicable to the Participant's age at the date the benefit commences.

                    (3) Benefits provided by any other Section of this Plan."

     32.  A new Section 4.09 is hereby added, as follows:

          "4.09 Benefits Upon Change in Control of a Subsidiary. Upon the occurrence of a Change in Control, as defined in Section 2.08, with respect to a subsidiary of Alexander & Baldwin, Inc., a Participant who is an employee of such subsidiary shall be entitled to a Plan Termination Benefit determined as if the Plan terminated as of date of the Change in Control."

     33.  Section 7.01 is hereby revised in its entirety to read as follows:

          "7.01. The right to amend, modify, partially terminate, or completely terminate this Plan is reserved to the Committee. However, no amendment, modification or termination shall adversely affect the right of any Participant or Beneficiary who is receiving benefits under the Plan at the time of such amendment, modification or termination or who is entitled to benefits under the provisions of
     Section 4.06 as a former Participant of the Plan. The right of other Participants as of the date the Plan is terminated shall be determined under the provisions of Section 4.07."

     34. Except as modified by this Amendment, all terms and provisions of the A&B Executive Survivor/Retirement Benefit Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused its authorized officers to affix the corporate name and seal hereto this 23rd day of February, 1995.


                              ALEXANDER & BALDWIN, INC.

                              By /s/ Miles B. King
                                 Its Vice President

                              By /s/ Alyson J. Nakamura
                                 Its Assistant Secretary

         A&B EXECUTIVE SURVIVOR/RETIREMENT BENEFIT PLAN
        AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 1995


                           ARTICLE I

                   ESTABLISHMENT AND PURPOSE

l.0l ESTABLISHMENT OF PLAN.  Alexander & Baldwin, Inc. hereby establishes the
     A&B Executive Survivor/Retirement Benefit Plan (the "Plan"), effective January 1, 1986.

l.02 PURPOSE OF PLAN. It is the purpose of the Plan to provide supplemental death benefits and an optional supplemental retirement benefit for certain designated executives of A&B. The Plan is intended to be exempt from the participation, vesting, funding and fiduciary requirements of Title I of the Employee Retirement Income Security Act of 1974 because it provides benefits for a select group of highly compensated management employees.


                           ARTICLE II

                          DEFINITIONS

2.0l "ACTUARIAL EQUIVALENT" means a form of benefit differing in time, period, or manner of payment from a specified benefit provided in the Plan, but having the same present value when determined in accordance with generally accepted actuarial practices, as more particularly specified by the defi nition of the same term in the A&B Retirement Plan.

2.02 "A&B" means Alexander & Baldwin, Inc., its affiliates, and their successors.

2.03 "A&B RETIREMENT PLAN" means the A&B Retirement Plan for Salaried Employees, as amended from time to time.

2.04 "APPROVED EARLY RETIREMENT DATE" means a date which meets each of the following requirements:

     (a)  The Participant has attained age 55,

     (b)  The Participant has at least five Years of Service,

     (c)  The date has been approved by the Chief Executive Officer of A&B.

2.05 "BASE COMPENSATION" means base salary, including amounts deferred under any deferral plan or arrangement with A&B, but excluding incentive compensation and all other plans or forms of remuneration.

2.06 "BENEFICIARY" means the person, persons or entity designated pursuant to
     Section 4.10.

2.07 "BOARD" means the Board of Directors of A&B.

2.08 "CHANGE IN CONTROL" of Alexander & Baldwin, Inc. shall mean a change in control of a nature that would be required to be reported in response to
     Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not Alexander & Baldwin, Inc. in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (defined, for purposes of this Section 2.08, as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (defined, for purposes of this Section 2.08, as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Alexander & Baldwin, Inc. representing 35% or more of the combined voting power of its then outstanding securities; or (ii) during any period of twenty-four (24) consecutive months, at least a majority of the Board of Directors ceases to consist of individuals who have served continuously on such Board since the beginning of such period or whose election, or nomination for election by shareholders, was approved by a vote of at least two-thirds of the directors then still in office who have served continuously on such Board since the beginning of the period. A "Change in Control" of a subsidiary of Alexander & Baldwin, Inc. shall be deemed to have occurred if any "person" is or becomes the "beneficial owner," directly or indirectly, of securities of such subsidiary representing 35% or more of the combined voting power of its then outstanding securities. If a Change in Control shall take place with respect to any company, a Change in Control shall be deemed to have taken place with respect to any subsidiary of such company.

2.09 "CODE" means the Internal Revenue Code of 1954, as amended.

2.10 "COMMITTEE" means the Compensation and Stock Option Committee of the Board.

2.11 "DISABLED PARTICIPANT." "Disabled" means a Participant who is unable to perform substantially all of the material and substantial duties of her or his regular position because of accidental bodily injury sustained or disease originating after the date of such person's designation as a Participant under this Plan. Notwithstanding the foregoing:

   (i) if a Participant has been Disabled for a continuous period of 24 months, the Participant will cease to be considered Disabled unless he or she is unable to perform any occupation for which the Participant is or becomes reasonably qualified by education, training or experience because of such bodily injury or sickness; and

  (ii) a Participant is not Disabled at any time that the Participant is working for pay or profit at any occupation.

2.12 "EARLY RETIREMENT FACTOR" means the reduction factors used to calculate early retirement benefits under the A&B Retirement Plan for participants of such plan who retire from active service at or after attaining age 55.

2.13 "FINAL BASE COMPENSATION" means a Participant's Base Compensation in effect at the time of the Participant's retirement, termination of employment, termination of participation, death or disability, whichever is applicable, computed as an annual amount by multiplying the then applicable monthly Base Compensation in effect by 12.

2.14 "IMMEDIATE CHANGE IN CONTROL BENEFIT" means the benefit described in subsection 4.08(a).

2.15 "INVOLUNTARY TERMINATION BENEFIT" means the benefit described in
     Section 4.05.

2.16 "NORMAL RETIREMENT BENEFIT" means ten annual amounts, each equal to the percentage (which shall be not less than 5% nor greater than 35%) of the Participant's Final Base Compensation as specified in such Participant's individual Participating Agreement, payable in monthly installments.

2.l7 "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the date the Participant attains age 65.

2.18 "NORMAL SURVIVOR BENEFIT" means ten annual amounts, each equal to 50% of the Participant's Final Base Compensation, payable in monthly installments.

2.19 "PARTICIPANT" means an employee who meets the conditions set forth in
     Section 3.0l.

2.20 "PARTICIPATION TERMINATION BENEFIT" means the benefit described in
     Section 4.06.

2.21 "PLAN" means the plan set forth in this document, as amended from time to time.

2.22 "PLAN TERMINATION BENEFIT" means the benefit described in Section 4.07.

2.23 "PRE-RETIREMENT SURVIVOR BENEFIT" means the benefit described in
     Section 4.02 .


2.24 "PRORATED RETIREMENT BENEFIT" means Normal Retirement Benefit multiplied by the Proration Factor.

2.25 "PRORATED SURVIVOR BENEFIT" means Normal Survivor Benefit multiplied by the Proration Factor.

2.26 "PRORATION FACTOR" means:

     (a) In the case of a Participant who is a Participant in the A&B 1985 Supplemental Executive Retirement Plan, or who was a former Participant in such plan, the ratio of (i) 300 minus the number of completed months between the date of calculation and the Participant's Normal Retirement Date, to (ii) 300.

     (b) In the case of all other Participants, the ratio of (i) the Participant's Years of Service as of the calculation date, to (ii) the Years of Service the Participant would have earned at his or her Normal Retirement Date had he or she remained in employment status until such date.

2.27 "VESTED CHANGE IN CONTROL BENEFIT" means the benefit described in
     Section 4.08(b).

2.28 "YEARS OF SERVICE" means the number of years and fractions of years which qualify as Years of Credited Vesting Service as that term is defined in the A&B Retirement Plan.


                          ARTICLE III

                         PARTICIPATION

3.0l PARTICIPATION. Participants shall be management or highly compensated employees who have been specifically designated as Participants by the Chief Executive Officer of A&B, who have demonstrated insurability to the satisfaction of A&B, and who have executed a Participation Agreement (including a waiver of group life insurance coverage over $50,000). Participation will begin on the date specified in the Participation Agree ment and shall continue until the earlier of termination of the Par ticipant's employee status or until a determination by the Chief Executive Officer of A&B that the Participant no longer is eligible to participate.


                           ARTICLE IV

                            BENEFITS

4.01 PLAN BENEFITS. A Participant shall be entitled to whichever of the benefits provided by Sections 4.02 to 4.09 provides the greatest benefit. Under no circumstance shall a Participant be entitled to benefits provided by more than one such Section.

4.02 PRE-RETIREMENT SURVIVOR BENEFIT. The Beneficiary of a Participant who dies before termination of employment shall be entitled to receive a Pre-Retirement Survivor Benefit consisting of the Normal Survivor Benefit commencing as soon as practicable after the Participant's death.

4.03 NORMAL RETIREMENT BENEFIT.

     (a) ELIGIBILITY. A Participant who meets the following requirements shall be entitled to the Normal Retirement Benefit described in subsection (b) below:

          (1) The Participant has completed three years of participation in the Plan; and

          (2) The Participant retires from employment on or after his or her Normal Retirement Date.

     (b) BENEFIT. A Participant's Normal Retirement Benefit shall be the benefit in paragraph (1) below unless within 90 days prior to retirement, the Participant has applied in writing to receive the benefit in paragraph (2) below in lieu of the benefit in paragraph (1) and the Committee has approved such request. In the latter case, a Participant's Normal Retirement Benefit shall be the benefit in paragraph (2) below.

          (1) The Participant's Normal Survivor Benefit commencing as soon as practicable after the Participant's death.

          (2) The Participant's Normal Retirement Benefit commencing on the first day of the month following his or her retirement.

4.04 APPROVED EARLY RETIREMENT BENEFIT.

     (a) ELIGIBILITY. A Participant who meets the following requirements shall be entitled to the Approved Early Retirement Benefit described in subsection (b) below:

          (1) The Participant has completed three years of participation in the Plan, and

          (2) The Participant retires from employment on or after his or her Approved Early Retirement Date and before his or her Normal Retirement Date.

     (b) BENEFIT. A Participant's Approved Early Retirement Benefit shall be the benefit in paragraph (1) below unless within 90 days prior to retirement, the Participant has applied in writing to receive the benefit in paragraph (2) below in lieu of the benefit in paragraph (1) below and the Committee has approved such request. In the latter case, a Participant's Approved Early Retirement Benefit shall be the benefit in paragraph (2) below.

          (1) The Participant's Normal Survivor Benefit commencing as soon as practicable after the Participant's death.

          (2) The Participant's Normal Retirement Benefit multiplied by the Early Retirement Factor applicable at the Participant's age as of his or her Approved Early Retirement Date and commencing on the first day of the month following his or her retirement.

4.05 INVOLUNTARY TERMINATION BENEFIT.

     (a) ELIGIBILITY. A Participant who meets the requirements in paragraph (1) and paragraph (2) shall be entitled to the Involuntary Termination Benefit described in subsection (b) below:

          (1) The Participant has completed three years of participation in the Plan, and

          (2)  The Participant's employment is terminated involuntarily.

     (b) BENEFIT. A Participant's Involuntary Termination Benefit shall be a lump sum payment which is the greater of the Actuarial Equivalent of the benefits defined in paragraph (1) below or the Actuarial Equivalent of the benefits defined in paragraph (2) below. The Involuntary Termination Benefit shall be paid as soon as practicable after the date of the Participant's involuntary termination.

          (1) The Participant's Prorated Survivor Benefit determined as of the involuntary termination date and commencing as soon as practicable after the Participant's death.

          (2) The Participant's Prorated Retirement Benefit commencing on the Participant's Normal Retirement Date.

4.06 PARTICIPATION TERMINATION BENEFIT.

     (a) ELIGIBILITY. A Participant who meets the following requirements shall be entitled to the Participation Termination Benefit described in subsection (b) below:

          (1) The Participant has completed three years of participation in the Plan, and

          (2) The Participant's participation in the Plan is terminated prior to the Participant's termination of employment or retirement as a result of the determination by the Chief Executive Officer that the Participant is no longer eligible to participate in the Plan.

     (b) BENEFIT. A Participant's Participation Termination Benefit shall be the benefit in paragraph (1) below during the continuation of the Participant's employment. Upon the Participant's subsequent termination (voluntary or involuntary) of employment or retirement, it shall be the benefit in paragraph (1) below unless the Participant has applied in writing to receive the benefit in paragraph (2) below in lieu of the benefit in paragraph (1) below and the Committee has approved such request. In the latter case, a Participant's Participation Termination Benefit shall be the benefit in paragraph (2) below. In the event of the Participant's death following such termination or retirement and prior to the approval of the Participant's written request for the benefit in paragraph (2) below, the benefit in paragraph (1) below shall be deemed in effect.

          (1) The Participant's Prorated Survivor Benefit determined as of the participation termination date and commencing as soon as practicable after the Participant's death.

          (2) The Participant's Prorated Retirement Benefit commencing on the Participant's Normal Retirement Date or Approved Early Retirement Date, provided that if the benefit commences on an Approved Early Retirement Date it shall be reduced by the Early Retirement Factor applicable to the Participant's age as of his or her Approved Early Retirement Date.

4.07 PLAN TERMINATION BENEFIT.

     (a) ELIGIBILITY. A Participant of the Plan as of the date the Plan is terminated by the Committee shall be entitled to the Plan Termination Benefit described in subsection (b) below.

     (b) BENEFIT. A Participant's Plan Termination Benefit shall be the benefit in paragraph (1) below during the continuation of employment. Upon the Participant's termination of employment or retirement, it shall be the benefit in paragraph (1) below unless within 90 days prior to voluntary termination or retirement, or within 90 days following ratification of involuntary employment, the Participant has applied in writing to receive the benefit in paragraph (2) below in lieu of the benefit in paragraph (1) below and the Committee has approved such request. In the latter case, a Participant's Plan Termination Benefit shall be the benefit in paragraph (2) below.

          (1) The Participant's Prorated Survivor Benefit commencing as soon as practicable after the Participant's death.

          (2) The Participant's Prorated Retirement Benefit commencing on the first day of the first month that would have qualified as the Participant's Approved Early Retirement Date if he or she had remained employed as a Participant until such date and then received approval from the CEO for such early retirement reduced by the Early Retirement Factor Applicable to the Participant's age as of such Approved Early Retirement Date.

4.08 CHANGE IN CONTROL BENEFITS.

     (a) CHANGE IN CONTROL OF ALEXANDER & BALDWIN, INC. Upon the occurrence of a Change in Control, as defined in Section 2.08, with respect to Alexander & Baldwin, Inc., the provisions of paragraph (1) below shall apply unless the terms of such Change in Control provide, as a prerequisite to the consummation of the Change in Control, that the employer responsibilities under this Plan are to be assumed by the successor organization. In such later case, the provisions of paragraph (2) below shall apply.

          (1) The Plan shall immediately and automatically terminate and each Participant shall become entitled to an Immediate Change in Control Benefit. The Immediate Change in Control Benefit shall be a lump sum payment which is the greater of the Actuarial Equivalent of the benefits defined in paragraph (b)(1) below or the Actuarial Equivalent of the benefits defined in (b)(2). The Immediate Change in Control Benefit shall be immediately due and shall be paid within thirty days of such Plan termination.

          (2) Each Participant, as defined in this paragraph (2), shall become entitled to a Vested Change in Control Benefit. Upon future termination of employment or retirement, the Participant shall be entitled to the greater of his or her Vested Change in Control Benefit or the benefits otherwise provided by any other benefit section of this Plan. During the Participant's continuation of employment, a Participant's Vested Change in Control Benefit shall be the benefit in paragraph (b)(1) below. Upon the Participant's termination (voluntary or involuntary) of employment or retirement, however, the Participant's Vested Change in Control Benefit shall be a lump sum payment which is the greater of the Actuarial Equivalent of benefits defined in paragraph (b)(1) below, the Actuarial Equivalent of the benefits defined in paragraph (b)(2) below, and the Actuarial Equivalent of the benefits defined in paragraph (b)(3) below.

     (b)  BENEFITS.

          (1) The Participant's Normal Survivor Benefit determined as of the date of the Change in Control commencing as soon as practicable after the Participant's death.

          (2) The Participant's Normal Retirement Benefit determined as of the date of the Change in Control:

             (i) commencing on the first day of the first month that would have qualified as the Participant's Approved Early Retirement Date if he or she had remained employed as a Participant until such date and then received approval from the CEO for such early retirement, and

            (ii) reduced by the Early Retirement Factor Applicable to the Participant's age at the date the benefit commences.

          (3)  Benefits provided by any other Section of this Plan.

4.09 BENEFITS UPON CHANGE IN CONTROL OF A SUBSIDIARY. Upon the occurrence of a Change in Control, as defined in Section 2.08, with respect to a subsidiary of Alexander & Baldwin, Inc., a Participant who is an employee of such subsidiary shall be entitled to a Plan Termination Benefit determined as if the Plan terminated as of date of the Change in Control.

4.10 DESIGNATION OF BENEFICIARIES. A Participant may file with the Admin istrator on forms provided by the Administrator a written designation of one or more primary beneficiaries and one or more contingent beneficiaries to whom benefits otherwise due the Participant shall be made after the death of the Participant. Such payments will be divided among the primary beneficiaries who survive the Participant in such proportion as directed in the written designation. If no primary beneficiary survives the Participant for 30 days, such payment will be divided among the contingent beneficiaries who survive the Participant for 30 days in such proportion as directed in the written designation. If no primary or contingent beneficiary survives the Participant for 30 days, or if no beneficiary has been designated by the Participant, such payments will be made to the estate of the Participant.

4.11 ADDITIONAL BENEFITS PROVISIONS

     (a) BENEFIT AGREEMENT. The Administrator shall provide to each Partici pant a form of Participation Agreement which shall set forth the Participant's acceptance of the benefits provided under the Plan and the Participant's agreement to be bound by the terms of the Plan.

     (b) EXCLUSION FOR SUICIDE OR SELF-INFLICTED INJURY. Not-withstanding any other provision of the Plan, no benefits shall be paid to any Parti cipant or Beneficiary in the event of the death of the Participant as the result of suicide or self-inflicted injury within two years of the later of the date he or she first became a Participant or the date the Participant executed the Participation Agreement referred to in subsection 4.05(a).

     (c) LEAVE OF ABSENCE. A Participant who is on an approved leave of absence with salary, or on an approved leave of absence without salary for a period of not more than 90 days, shall be deemed to be a Participant employed by A&B during such leave of absence. A Parti cipant who is on an approved leave of absence without salary for a period in excess of 90 days shall be deemed to have voluntarily ter minated his or her employment as of the end of such 90-day period.

     (d) DISABILITY. A Disabled Participant shall continue to be eligible for retirement benefits under the Plan, regardless of the nonperformance of services for A&B. Failure to return to employee status at the termination of the Participant's disabled status shall be deemed a voluntary termination of employment if the Participant is offered employment in a position substantially equivalent to the position held by the Participant at the time his or her disabled status began. Otherwise, such failure to return to employee status shall be deemed an involuntary termination of employment.

     (e) TERMINATION FOR GOOD CAUSE. Notwithstanding any other provision of this Plan, all rights of the Participant, any Beneficiary, or the rights of their executors or administrators, or any other person, to receive benefits under this Plan shall be forfeited if the Partici pant's employment with A&B is terminated for Good Cause. For purposes of this subsection, "Good Cause" means (a) the willful and continued failure by a Participant to substantially perform his or her duties with A&B (other than any such failure resulting from a Participant's incapacity due to physical or mental illness) or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to A&B, monetarily or otherwise. For purposes of this definition, no act, or failure to act, shall be considered "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of A&B.

     (f) ALTERNATIVE FORMS OF BENEFIT. The Board of Directors or the Committee in its sole discretion may elect to pay the Participant, spouse or Beneficiary a lump-sum Actuarial Equivalent or other form of benefit that it deems appropriate in lieu of the benefit form otherwise provided.

     (g) WITHHOLDING. Benefit payments hereunder shall be subject to applicable federal, state and local withholding for taxes.

4.12 GROUP LIFE INSURANCE. A&B will maintain for each Participant, throughout each Participant's lifetime, group life insurance coverage in the amount of $50,000. The life insurance benefits payable under such group life insurance will be in addition to the benefits payable under the provisions of this plan, and will be in lieu of any life insurance benefits to which a Participant may otherwise be entitled under the Alexander & Baldwin, Inc. Retiree Health and Welfare Benefit Plan.


                           ARTICLE V

                       SOURCE OF PAYMENTS

5.0l SOURCE OF PAYMENTS. All benefits payable under this Plan shall be paid in cash from the general funds of A&B, and no trust account, escrow, fiduciary relationship or other security arrangement shall be established to assure payment. No Participant or Beneficiary shall have any right, title or interest whatsoever in any investments which A&B may make to aid it in meeting its obligations hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between A&B and any Participant, any Beneficiary or a Participant, or any other person.
     Any amounts payable under the Plan shall continue for all purposes to be part of the general assets of A&B and, thus, subject to the claims of A&B's creditors. A&B shall in no way be restricted with regard to the control, investment and use of such amounts. To the extent that any person acquires a right to receive benefits from A&B under this Plan, such right shall be no greater than, nor different from, the right of an unsecured general creditor of A&B.


                           ARTICLE VI

                   ADMINISTRATION OF THE PLAN

6.0l ADMINISTRATOR.  The Administrator of the A&B Retirement Plan shall be the
     Administrator of this Plan. The Administrator shall have full authority to administer the Plan. The Administrator shall have all of the powers granted by the A&B Retirement Plan to the Administrator of such plan and shall be subject to the same procedures and limitations of authority.

6.02 CLAIMS PROCEDURE. The Administrator shall employ the claims procedures as are applicable under the A&B Retirement Plan.


                          ARTICLE VII

                   AMENDMENT AND TERMINATION

7.0l The right to amend, modify, partially terminate, or completely terminate this Plan is reserved to the Committee. However, no amendment, modification or termination shall adversely affect the right of any Participant or Beneficiary who is receiving benefits under the Plan at the time of such amendment, modification or termination or who is entitled to benefits under the provisions of Section 4.06 as a former Participant of the Plan. The rights of other Participants as of the date the Plan is terminated shall be determined under the provisions of Section 4.07.


                          ARTICLE VIII

                    MISCELLANEOUS PROVISIONS

8.01 BENEFITS NOT ASSIGNABLE. No Participant or Beneficiary, or any other person having or claiming to have any interest of any kind or character in or under this Plan or in any payment therefrom shall have the right to sell, assign, transfer, convey, hypothecate, anticipate, pledge or other wise dispose of such interest; and to the extent permitted by law, such interest shall not be subject to any liabilities or obligations of the Participant or to any bankruptcy proceedings, creditor claims, attachment, garnishments, execution, levy or other legal process against such Parti cipant or his or her property.

8.02 CONTROLLING LAW. This Plan shall be construed, administered, and governed in all respects in accordance with the laws of the State of Hawaii.

8.03 NOT AN EMPLOYMENT CONTRACT. The adoption and maintenance of this Plan shall not be deemed to confer on any Participant any right to continue in the employ of A&B, and shall not be deemed to interfere with the right of A&B to discharge any person with or without cause or treat any person without regard to the effect that such treatment might have on the person as a Participant.

8.04 BINDING AGREEMENT. This Plan shall be binding upon and inure to the benefit of A&B, its successors and assigns, and the Participants and their Beneficiaries, heirs, executors, administrators and legal representatives.



IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Restatement to be executed on its behalf by its duly authorized officers this 23rd day of February, 1995.


                              ALEXANDER & BALDWIN, INC.

                              By /s/ Miles B. King
                                   Its Vice President

                              By /s/ Alyson J. Nakamura
                                   Its Assistant Secretary